Exhibit 10.9

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

The following assignment and assumption agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K.

1.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Lima OH Senior Living, LLC

2.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Council Bluffs IA Senior Living, LLC

3.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Decatur IL Senior Living, LLC

4.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Aberdeen SD Senior Living, LLC

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K.

1.	Lease Agreement dated as of December 19, 2012, by and between CHT Lima OH Senior Living, LLC and TSMM Management, LLC

2.	Lease Agreement dated as of December 19, 2012, by and between CHT Council Bluffs IA Senior Living, LLC and TSMM Management, LLC

3.	Lease Agreement dated as of December 19, 2012, by and between CHT Decatur IL Senior Living, LLC and TSMM Management, LLC

4.	Lease Agreement dated as of December 19, 2012, by and between CHT Aberdeen SD Senior Living, LLC and TSMM Management, LLC

The following guaranty of lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K.

1.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Lima OH Senior Living, LLC (Landlord)

2.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Council Bluffs IA Senior Living, LLC (Landlord)

3.	Guaranty of Lease dated as of December 19, 2012 made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Decatur IL Senior Living, LLC (Landlord)

4.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Aberdeen SD Senior Living, LLC (Landlord)

The following mortgage agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.7 to this Form 8-K.

1.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Lima OH Senior Living, LLC in favor of KeyBank National Association

2.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Council Bluffs IA Senior Living, LLC in favor of KeyBank National Association

3.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Decatur IL Senior Living, LLC in favor of KeyBank National Association

4.	Mortgage – One Hundred Eighty Day Redemption Mortgage – Collateral Real Estate Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Aberdeen SD Senior Living, LLC in favor of KeyBank National Association